UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 14, 2007

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000
Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 0-019020
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 14, 2007, Daniel G. Fournerat, the Executive Vice President and General Counsel of PetroQuest Energy, Inc., entered into a sales trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934 and PetroQuest’s insider trading policy. Under the plan, between April 9, 2007 and May 31, 2007, Mr. Fournerat may sell up to 80,000 shares of PetroQuest’s common stock so long as the market price of the common stock is higher than minimum threshold prices specified in the plan. Any transactions under the plan will be disclosed through Form 4 filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: March 15, 2007	By:	/s/ Michael O. Aldridge
Michael O. Aldridge
Executive Vice President, Chief Financial Officer and Treasurer

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